UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2024

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Executive Officer

Effective as of July 12, 2024, Eric Wintemute concluded his role as Chief Executive Officer of American Vanguard Corporation (the “Company”). The terms of Mr. Wintemute’s departure are set forth in the previously reported Transition Agreement, dated July 3, 2024, by and between the Company and Mr. Wintemute (the “Transition Agreement”). Mr. Wintemute will continue to serve as Chairman of the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders and, post-departure, will serve as a consultant on a part-time basis, as needed.

The material terms of the Transition Agreement are summarized in the Company’s Current Report on Form 8-K filed on July 9, 2024 (the “Prior Form 8-K), a copy of which is filed as Exhibit 99.2 to the Prior Form 8-K and is incorporated by reference herein.

Establishment of Office of Chief Executive Officer

The Company is undertaking a search for a new Chief Executive Officer. In the interim, the Company has established an Office of the Chief Executive Officer (“OCEO”). The OCEO will be comprised of Mr. David Johnson, the Company’s Chief Financial Officer, Ms. Shirin Khosravi, the Company’s Senior Vice President of Human Resources, Mr. Timothy Donnelly, the Company’s Chief Information Officer, General Counsel and Secretary, and Dr. Mark Bassett, a member of the Board. Mr. Donnelly has also been designated as, and assumed the duties of, the Company’s Acting Chief Executive Officer and acting principal executive officer as of July 12, 2024.

Mr. Johnson, 67, has served as Vice President, Chief Financial Officer, and Treasurer of the Company since March, 2008.

Ms. Khosravi, 56, has served as Senior Vice President of Human Resources since October 2023.

Mr. Donnelly, 64, has served in various capacities and most recently as Chief Information Officer, General Counsel and Secretary of the Company since October 2005.

Dr. Bassett, 63, was elected to the Board in June 2022.

None of Mr. Johnson, Ms. Khosravi, Mr. Donnelly or Dr. Bassett has any family relationships with any director or executive officer of the Company. Additionally, none of Mr. Johnson, Ms. Khosravi, Mr. Donnelly or Dr. Bassett has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K, other than as previously disclosed.

Item 8.01	Other Events

On July 15, 2024, American Vanguard Corporation issued a press release announcing the departure of its CEO effective July 12, 2024. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated July 15, 2024, of Registrant announcing CEO’s departure.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: July 17, 2024

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Acting Chief Executive Officer, Chief Information Officer, General Counsel & Secretary

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